UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2024

Service Corporation International

(Exact Name of Registrant as Specified in Charter)

Texas	1-6402-1	74-1488375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway
Houston Texas
77019
(Address of Principal Executive Offices, and Zip Code)

(713) 522-5141

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	SCI	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement

On September 12, 2024, Service Corporation International (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, as representative of the several underwriters named therein, relating to the issuance and sale by the Company of $800 million aggregate principal amount of 5.750% Senior Notes due 2032 (the “Notes”).

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the description of the terms thereof is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Item 8.01	Other Information

On September 12, 2024, the Company issued a press release announcing the launch of an underwritten public offering of senior notes. On September 12, 2024, the Company announced the pricing of the Notes. The press releases relating to the launch and pricing of the Notes are attached as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the exhibits hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the Notes or any other securities of the Company. The Notes will be offered only by means of a prospectus supplement and accompanying base prospectus.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are included with this report:

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 12, 2024, between Service Corporation International and Wells Fargo Securities, LLC, as representative of the several underwriters named therein

99.1	Press Release dated September 12, 2024, in respect of the launch of the offering of the Notes

99.2	Press Release dated September 12, 2024, in respect of the pricing of the Notes

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 12, 2024

By: /s/ Eric D. Tanzberger
Eric D. Tanzberger
Senior Vice President Chief Financial Officer